FOREIGN CUSTODY MANAGER AGREEMENT

      AGREEMENT made as of September __, 1998 between each investment company identified on Appendix A attached hereto (each hereinafter referred to as the "Fund") individually and severally, and not jointly and severally, and Citibank, N.A. ("Citibank").

                                  WITNESSETH:

      WHEREAS, the Fund desires to appoint Citibank as Foreign Custody Manager on the terms and conditions contained herein;

      WHEREAS, Citibank desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein;

      NOW THEREFORE, in consideration of the mutual promises hereinafter contained in this Agreement, the Fund and Citibank hereby agrees as follows:

                                   ARTICLE I

                                  DEFINITIONS

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      1. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings given such terms in the Rule.

      2. "Board" shall mean the board of directors or board of trustees, as the case may be, of the Fund.

      3. "Eligible Foreign Custodian" shall have the meaning provided in the Rule.

      4. "Monitoring System" shall mean a system established by Citibank to fulfill the Responsibilities specified in clauses (d) and (e) of Article III of this Agreement.

      5. "Qualified Foreign Bank" shall have the meaning provided in the Rule.

      6. "Responsibilities" shall mean the responsibilities delegated to Citibank as a Foreign Custody Manager with respect to each Specified Country and each Eligible Foreign Custodian selected by Citibank, as such responsibilities are more fully described in Article III of this Agreement.

      7. "Rule" shall mean Rule 17f-5 under the Investment Company Act of 1940, as amended, as such Rule became effective on June 16, 1997.

      8. "Securities Depository" shall mean any securities depository or clearing agency within the meaning of Section (a)(1)(ii) or (a)(1)(iii) of the Rule.

      9. "Specified Country" shall mean each country listed on Schedule I attached hereto (as amended from time to time) and each country, other than the United States, constituting the primary market for a security with respect to which the Fund has given settlement instructions to Citibank, N.A. as custodian (the "Custodian") under its Custody Agreement with the Fund.

                                  ARTICLE II

                     CITIBANK AS A FOREIGN CUSTODY MANAGER

      1. The Fund on behalf of its Board hereby delegates to Citibank with respect to each Specified Country the Responsibilities (the "Delegation").

      2. Citibank accepts the Delegation and agrees in performing the Responsibilities as a Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a bailee for hire having responsibility for the safekeeping of the Fund's assets would exercise.

      3. Citibank shall provide to the Fund (i) notice promptly after the placement of assets of the Fund with a particular Eligible Foreign Custodian selected by Citibank within a Specified Country, (ii) at such times as the Board deems reasonable and appropriate based on the circumstances of the Fund's foreign custody arrangements (but not less often than quarterly) written reports notifying the Board of any material change in the arrangements (including, in the case of Qualified Foreign Banks, any material change in any contract governing such arrangements and in the case of Securities Depositories, any material change in the established practices or procedures of such Securities Depositories) with respect to assets of the Fund with any such Eligible Foreign Custodian, and (iii) not less often than annually a report summarizing the material custodial risks known to Citibank which accompany such arrangements.

                                  ARTICLE III

                               RESPONSIBILITIES

      1. Subject to the provisions of this Agreement, Citibank shall with respect to each Specified Country select an Eligible Foreign Custodian. In connection therewith, Citibank shall: (a) determine that assets of the Fund held by such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such Eligible Foreign Custodian operates, after considering all factors relevant to the safekeeping of such assets, including, without limitation, those contained in Section (c)(1) of the Rule; (b) determine that the Fund's foreign custody arrangements with each Qualified Foreign Bank are governed by a written contract, with the Custodian (or, in the case of a Securities Depository, by such a contract, by the rules or established practices or procedures of the Securities Depository, or by any combination of the foregoing) which will provide reasonable care for the Fund's assets based on the standards specified in paragraph (c)(1) of the Rule; (c) determine that each contract with a Qualified Foreign Bank shall include the provisions specified in paragraph (c)(2)(i)(A) through (F) of the Rule or, alternatively, in lieu of any or all of such (c)(2)(i)(A) through (F) provisions, such other provisions as Citibank determines will provide, in their entirety, the same or a greater level of care and protection for the assets of the Fund as such specified provisions; (d) monitor pursuant to the Monitoring System the appropriateness of maintaining the assets of the Fund with a particular Eligible Foreign Custodian pursuant to paragraph (c)(1) of the Rule including in the case of a Qualified Foreign Bank, any material change in the contract governing such arrangement and in the case of a Securities Depository, any material change in the established practices or procedures of such Securities Depository; and (3) promptly advise the Fund whenever an arrangement (including, in the case of a Qualified Foreign Bank, any material change in the contract governing such arrangement and in the case of a Securities Depository, any material change in the established practices or procedures of such Securities Depository) described in preceding clause (d) no longer meets the requirements of the Rule. Citibank, as Foreign Custody Manger, will make the determination that it is appropriate to maintain assets in each Eligible Foreign Custodian and will exercise reasonable care in the process.

      2. (a) For purposes of Clauses (a) and (b) of this Section 1, with respect to Securities Depositories, it is understood that to the extent permitted to a Foreign Custody Manager under the Rule, such determination may be made on the basis of, and the obligation of Citibank hereunder to investigate any such Securities Depository shall be limited to, obtaining publicly available information with respect to each such Securities Depository, absent actual knowledge by Citibank to the contrary.

      (b) For purposes of clause (d) of preceding Section 1 of this Article, Citibank's determination of appropriateness shall not include, nor be deemed to include, any evaluation of Country Risks associated with investment in a particular country. For purposes hereof, "Country Risks" shall mean systemic risks of holding assets in a particular country including,  but no  limited  to,  (a)  the  necessity  to use  any  Securities
Depository  the use of which is  mandatory  by law or  regulation  or  because securities cannot be withdrawn from such Securities Depository, or because maintaining securities outside the Securities Depository is not consistent with universal custodial practices in the relevant market, (b) such country's financial infrastructure, (c) such country's prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry,
(f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

                                  ARTICLE IV

                                REPRESENTATIONS

      1. The Fund hereby represents that: (a) this Agreement has been duly authorized, executed and delivered by the Fund, constitutes a valid and legally binding obligation of the Fund enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on the Fund prohibits the Fund's execution or performance of this Agreement;
(b) this Agreement has been approved and ratified by the Board at a meeting duly called and at which a quorum was at all times present; and (c) the Board or its investment advisor has considered the Country Risks associated with investment in each Specified Country and will have considered such risks prior to any settlement instructions being given to the Custodian with respect to any other Specified Country.

      2. Citibank hereby represents that (a) Citibank is duly organized and existing under the laws of the State of New York, with full power to carry on its businesses as now conducted, and to enter into this Agreement and to perform its obligations hereunder; (b) this Agreement been duly authorized, executed and delivered by Citibank, constitutes a valid and legally binding obligation of Citibank enforceable in accordance with its terms, and no statue, regulation, rule, order, judgment or contract binding on Citibank prohibits Citibank's execution or performance of this Agreement; and (c) Citibank has established and will maintain the Monitoring System.

                                  ARTICLE V

                              CONCERNING CITIBANK

      1. Citibank shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of Citibank to exercise the care, prudence and diligence required by Section 2 of Article II hereof. In no event shall Citibank be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement. Anything contained herein to the contrary notwithstanding, nothing contained herein shall affect or alter the duties and responsibilities of Citibank or the Fund under any other agreement between Citibank and the Fund, including without limitation, the Custody Agreement or any Securities Lending Agreement.

      2. The Fund agrees to indemnify Citibank and holds it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, Citibank by reason or as a result of any action or inaction, or arising out of Citibank's performance hereunder, provided that the Fund shall not indemnify Citibank to the extent any such costs, expenses, damages, liabilities or claims arises out of Citibank's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article II hereof.

      3.    Citibank  shall  only  such  duties  as are  expressly  set  forth
herein.   In  no  event  shall  Citibank  be  liable  for  any  Country  Risks associated with investments in a particular country.

                                  ARTICLE VI

                                 MISCELLANEOUS

      1. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Citibank, shall be sufficiently given if received by it at its offices at 111 Wall Street, New York, New York 10043, or at such place as Citibank may from time to time designate in writing.

      2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if received by it at its offices at c/o OppenheimerFunds, Inc. Two World Trade Center, 34th Floor, New York, New York 10048-0203, Attention: General Counsel, or at such other place as the Fund may from time to time designate in writing.

      3. In case any provisions in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by either party without the written consent of the other.

      4. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and Citibank hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and Citibank each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

      5. The parties hereto agree that in performing hereunder, Citibank is acting solely on behalf of the Fund and no contractual or service relationship shall be deemed to be established hereby between Citibank and any other person.

      6. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

      7. This Agreement shall terminate simultaneously with the termination of the Custody Agreement between the Fund and the Custodian, and may otherwise be terminated by either party giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of such notice.

      8. In consideration of the services provided by Citibank hereunder, the Fund shall pay to Citibank such compensation and out-of-pocket expenses as may be agreed upon from time to time.

      9. For each Fund organized as a Massachusetts trust, a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that each such instrument is executed on behalf of the trustees of each such Fund and not individually, and that the obligations of this Agreement are not binding upon any of the trustees or shareholders individually but are binding only upon the respective Fund. The parties expressly agree that Citibank and its assignees and affiliates shall look solely to the respective Fund's assets and property with respect to enforcement of any claim.

      IN WITNESS WHEREOF, the Fund and Citibank have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of this date first above written.

                                   /s/ Andrew J. Donohue
                                   By:________________________________

                                      Andrew J. Donohue, Secretary
                                      on behalf of each Fund identified on
                                      Appendix A attached hereto
                                      individually and
                                      severally, and not jointly and severally

                                      CITIBANK, N.A.

                                      /s/ Gene Fauquier
                                      By:__________________

                                     Name & Title: Gene Fauquier Vice President